UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Annual Report	October 31, 2018

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

The Fund files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the 12-month period ending October 31, 2018. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 0.41% and 0.23%, respectively, compared to a -0.52% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 11.59% and 11.34%, respectively, compared to a 7.66% annualized return for the ACWI.

Performance Review

The top five contributors to relative investment results during the reporting period were Amazon, Illumina, Nike, Visa, and Netflix. Incyte, Alibaba, Maruti Suzuki, Eicher Motors, and Keyence were the five largest relative detractors. During the period, the Fund initiated investments in ABIOMED, Adyen, Align Technology, Atlassian, Keyence, Sarepta Therapeutics, and Tencent. It exited Chipotle Mexican Grill, Genmab, Medidata Solutions, and Rolls-Royce.

From a sector perspective, consumer discretionary and financials were the largest contributors to relative investment results during the period, while health care and information technology were the top relative sector detractors. On a regional basis, the U.S./Canada and Developed Asia contributed most to relative investment results, and Emerging Asia and Mid-East/Africa were the top detractors.

Volatility returned to global equity markets in October 2018, as the MSCI ACWI posted its worst monthly return since September 2011, erasing the index’s year-to-date gains. A number of factors weighed on sentiment, questioning the sustainability of the post-Great Ression expansion. These included concerns about slowing economic growth, U.S./China tensions (trade and others), a stronger U.S. dollar, and higher yields in the U.S. Emerging markets led the slide, entering bear market territory, as measured by a 20 percent fall from January 2018 peaks. This market environment was especially challenging for many of our Chinese and Indian holdings, which traded lower, belying what we view as continued fundamental strength.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

Positively, the U.S appears to be on solid footing, despite its recent stock selloff. Economic growth remains elevated relative to the rest of the world, with few signals of an impending recession. Inflation shows little signs of overheating, the labor market remains its tightest in decades, and corporate profits continue to show strong growth.

As long-term investors, we attempt to look past external factors and stock price movements not explained by fundamentals. Market and macro environments change, and it’s impossible to predict which sectors and countries will lead or lag on a short-term basis. Rather, we continue to believe that investing in leading franchises capable of generating above-average earnings growth across economic cycles is the most prudent way to add value over time.

Commentary: Macro Frameworks, Especially for Emerging Markets, Complement our Bottom-Up, Fundamental Research

Emerging market equity exposure will likely be an important driver of long-term wealth creation. Potentially decades-long secular trends are creating new markets and disrupting old ones, benefiting advantaged businesses positioned at the chokepoint of those trends. This view has contributed to the strategy’s overweight to the region since its inception.

Despite the long-term opportunity, 2018 serves as a reminder that a) growth is not linear, and b) emerging markets can be volatile and susceptible to short-term sentiment shifts. (Figure1)

MSCI Emerging Market (MSCI EM) Index

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

A number of factors have weighed on sentiment this year, including U.S. Federal Reserve policy tightening, U.S. dollar strength, growth divergences between the U.S. and the rest of the world, trade tensions, and higher oil prices. Since the end of the third quarter, the sharp backup in U.S. 10-year treasury yields further exacerbated the situation, weighing heavily on the shares of faster-growing businesses globally. Shifting sentiment can create short-term challenges for long-term investors — with indiscriminate stock declines obscuring fundamental business value — and we certainly haven’t been immune to the broader emerging-market selloff.

This year has also demonstrated that not all emerging markets are created equal. Certain countries have seen their currencies crash [Figure 2] — reflecting specific vulnerabilities — while others have been more resilient. Similarly, we believe that some countries are more conducive to innovation, which encourages corporate profit growth over the long term, while others have structural imbalances that can overwhelm even the strongest franchises.

EM Currencies: Worst YTD Performance vs. USD

The combination of a favorable business model operating in a positive macro backdrop can create powerful opportunities for growth investors. To supplement our bottom-up, business-focused research, we employ macro frameworks that help identify potentially fertile ground for leading growth businesses. In addition to helping steer us toward opportunity, the frameworks also aid us in mitigating risk as part of the portfolio construction process. While fundamental company research continues to drive our process, we view our macro frameworks as a useful tool when

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

investing in what can be a volatile, yet heterogeneous mix of countries, which collectively represent roughly half of global GDP.

In this period’s letter, we discuss the macro frameworks that we use to complement our business-focused research. We also share where we see opportunities today, and how we are positioning our portfolio to own businesses that we believe are capable of sustainable, above-average earnings growth over the long term.

How We Use Macro

We measure a country’s relative attractiveness through macro frameworks that we’ve created to complement our bottom-up process. We use deep research with a long-term focus to identify the key macro drivers and trends behind the sustainability of a country’s economic growth rate, fiscal and monetary health, and political governance. This knowledge informs our individual country frameworks. The frameworks help us to focus on the headwinds and tailwinds affecting a country’s long-term outlook and, importantly, how those dynamics are changing over time. We then classify countries as “attractive,” “stable,” or “vulnerable” to facilitate portfolio discussion and to quickly identify outliers. All other things being equal, we prefer companies operating in what we view as attractive or stable macroeconomic backdrops. In our experience, businesses are better equipped to sustain long-term growth when they are both a) strong fits with our six criteria and b) operating in attractive or stable environments.

Below are some of the factors we consider when classifying countries:

Growth Sustainability (income statement): Emerging markets are known, collectively, for their faster paces of economic growth, relative to more developed nations. However, growth rates can diverge significantly among individual countries, and not all growth drivers are equally sustainable. Therefore, we look for secular drivers that are more effective at promoting growth over the long term. Examples of long-term, secular economic trends that are unlikely to be derailed by oil prices or trade wars include:

Positive demographics, including a rise in (skilled) working-age population and an increase in urbanization

Development of domestic industry, including robust manufacturing and service sectors

Increased digital connectivity, with more services moving online

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

Prudent credit expansion.

We tend to avoid or limit our exposure to countries with more cyclical (e.g., commodity exports) or unsustainable drivers (e.g., an over-levered consumer or corporate sector). In our view, companies domiciled in or deriving the majority of their business from these countries often face significant headwinds that can lead to lower growth and/or higher earnings volatility. Their susceptibility to the market’s short-term whims or to the volatility of the business cycle often renders them less able to make their own weather.

Financial Strength (balance sheet and cash flow statement): Financial strength is important because it a) is necessary to fund sustainable economic expansion, and b) affects currency stability. Countries with high savings rates, healthy current accounts, relatively low levels of budget deficits/debt, and ample foreign currency reserves are usually less vulnerable to capital outflows over the long run. This is particularly important when higher U.S. interest rates are leading to capital outflows from the most vulnerable countries. When countries run deficits, we explore whether they are structural or cyclical, and how reliant they are on foreign financing. Finally, we look at both the direction and rate of change: is the balance sheet and/or cash flow statement directionally deteriorating or improving over time, and how fast?

Governance: Governance factors can play an important role in sustaining secular growth. In India, for example, Prime Minister Modi is taking steps to reduce bureaucracy, fight corruption, simplify taxes, facilitate business, formalize employment, and support the development of major infrastructure projects. We believe this will aid in the creation of a transformative increase in India’s middle class, boosting its consumption. As part of our framework, we examine factors such as government stability and peaceful transfers of power, regulatory frameworks, health of the banking system, policy direction, corruption levels, and risk of political tail risks, among others. Cultural preferences for education and entrepreneurism can also be constructive. Many of the emerging market countries that we invest in are lower on the GDP-per-capita curve and, therefore, have a larger opportunity for “catch-up” productivity gains, enabled by adopting technologies and practices from more advanced economies. However, we believe that the likelihood of a country’s ability to exploit this “catch-up” opportunity is highly influenced by the strength of its institutions.

Valuation/Miscellaneous: Finally, we continuously monitor technical factors that can create short-term disruption. These include sentiment

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

levels and direction, extreme positioning and liquidity, and external factors such as the U.S. dollar, U.S. Federal Reserve policy, oil prices, Chinese commodity demand, etc.

Our frameworks aren’t point estimates, nor precise forecasts. They aren’t designed to time the market, nor do they dictate our investment decisions. Rather, they are guiding principles about the direction of change and/or risk over our investment horizon. They help us identify multiyear structural trends that can support above-average earnings growth and stable-to-increasing local currencies, which in turn can lead to long-term wealth creation.

The output of our frameworks has practical uses:

Portfolio Construction: Generally, we seek to own businesses that a) meet our fundamental criteria and b) are located in attractive or stable countries. Given our bottom-up approach, it’s possible that the merits of a business will outweigh a weak macro landscape. When we own businesses in vulnerable countries, we have a much higher hurdle, requiring more support from secular trends and higher growth potential and/or lower valuations. We believe this helps offset the risks from slower economic growth and/or currency headwinds. Importantly, we will never own a business solely based on its exposure to an attractive macro landscape.

Measuring Addressable Markets and Identifying New Opportunities: The frameworks can help assess a business space’s relative attractiveness, and can lead to new ideas and/or help prioritize research.

Risk Management: Avoiding or limiting exposure to vulnerable countries can be a useful risk mitigation tool in times of emerging market stress.

How We’re Positioned Today

India and China are our largest emerging market country weightings, and we continue to view these countries as attractive backdrops for long-term earnings growth. While progress may not be linear, we believe that both India and China present growth opportunities that could persist for decades. However, we also acknowledge that each country has its own unique risks and vulnerabilities, which we actively monitor.

India: We expect the transformative increase in India’s middle class — supported by pro-growth policies and the development of modern-state capacity — to create a powerful long-term consumption tailwind. In addition to the positive governance factors discussed earlier, we believe that the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

country’s entrepreneurial culture cultivates a favorable environment for commercialization and earnings growth. We own six leading businesses across an array of industries, including private-sector banks, jewelry retail, and vehicle components.

We keep an eye on risks that could induce short-term volatility, including inflation (especially if oil prices remain high, given the country’s net importer status), the level of bad debt in the public banking sector, a demographic wave that will require continuous job growth, and an upcoming election.

China: We prefer the more service- and productivity-oriented businesses associated with “new China” to those associated with “old China,” which rely more on hard infrastructure and exports. Our Chinese businesses are, therefore, largely consumer facing, and we believe benefit from powerful industry-level secular forces, including ecommerce adoption, social networking, and increasing share of online gaming and digital entertainment, in addition to more general tailwinds such as rising rates of urbanization.

With China, the primary risks we monitor include the growing pains associated with the economy’s shift from fixed asset investment to consumption; diminishing returns on debt-fueled, investment-led growth; a broadening conflict with the U.S. on multiple fronts; and an aging population. We believe that our focus on domestic-focused brands and businesses will help mitigate many of these risks.

Avoidance can be as important and impactful as ownership. Based on the frameworks described earlier, we have avoided or limited our exposure to what we view as vulnerable countries: those overly reliant on developed-world exports, with twin deficits and requiring external funding, facing demographic challenges, and/or dependent on commodities. For example, we fully exited Argentina and Brazil in early 2016, and have cut our South Africa exposure in half since inception. This enabled us to avoid much of the turmoil seen in these markets this year (Figure 2). Figure 3 displays how our emerging market country exposures have evolved since the strategy’s inception.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

GG EM Country Exposure

Closing

Our macro frameworks complement our fundamental, business-focused research. We believe that our frameworks are powerful portfolio construction and risk management tools that can enhance our ability to identify exceptional businesses while mitigating tail risks.

Volatility is inherent in equity investing, and merely reflects short-term sentiment. This short-term focus can obscure what matters over the long term. We believe that cyclical forces like currency depreciation or slowing growth won’t derail the massive, potentially decades long secular trends that we see in key countries.

We haven’t allowed the recent selloff in emerging markets to distract us from our businesses’ true values, and we willingly accept short-term stock price volatility in exchange for long-term value creation potential.

Thank you for your ongoing support of Sands Capital. We invite any questions that you may have.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

GROWTH OF A $100,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018*(1)
	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Inception to Date Return**
Institutional Shares	0.41%	10.79%	8.22%	11.59%
Investor Shares	0.23%	10.56%	7.96%	11.34%
MSCI All Country World Index	(0.52)%	7.74%	6.15%	7.66%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.
(1)	The graph is based on only the Institutional Shares; performance for Investor Shares would be different due to the differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

For the year ended October 31, 2018, Institutional Shares expense ratio: 0.97% gross, 0.97% net. For the year ended October 31, 2018, Investor Shares expense ratio: 1.17% gross, 1.17% net. The Adviser has contractually agreed to waive a portion of its fees through the period ending March 31, 2019. If such fee waivers were not in effect, returns would be reduced. The Net Expense Ratio is the actual expense paid by Fund investors. The Net Expense Ratio is calculated by subtracting any reimbursements made to the Fund by the management and contractual fee waivers from the Gross Expense Ratio. The Gross Expense Ratio is the percentage of the Fund’s average net assets that is used to cover the annual operating expenses. There is a Redemption Fee of 2.00% (as a percentage of amount redeemed, if redeemed within 90 days of purchase).

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018 (Unaudited)

principles, or from social, economic, or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Fund may invest in derivatives limited to market access products and only for the purpose of gaining exposure to an underlying long equity position. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%

	Shares	Value
BELGIUM — 2.1%
Galapagos ADR *	214,200	$22,004,766

CANADA — 2.5%
Shopify, Cl A *	192,500	26,593,875

CHINA — 7.3%
Alibaba Group Holding ADR *	334,700	47,621,116
Baidu ADR *	69,600	13,228,176
Tencent Holdings	482,500	16,427,993

		77,277,285

GERMANY — 1.5%
Zalando * (A)	409,400	15,858,691

INDIA — 11.0%
Asian Paints	895,000	14,892,258
Eicher Motors	43,493	12,860,329
Housing Development Finance	1,339,000	32,037,673
Maruti Suzuki India	311,000	27,827,445
Motherson Sumi Systems	3,956,625	8,735,128

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value
INDIA — (continued)
Titan	1,858,000	$21,222,081

		117,574,914

JAPAN — 5.4%
Fast Retailing	38,600	19,523,215
Keyence	60,800	29,797,847
PeptiDream *	240,800	7,906,802

		57,227,864

NETHERLANDS — 4.7%
Adyen * (A)	17,114	11,070,241
ASML Holding ADR, Cl G	223,300	38,487,988

		49,558,229

SOUTH AFRICA — 1.5%
Naspers, Cl N	88,400	15,535,869

THAILAND — 4.4%
Airports of Thailand	9,435,200	18,215,771
CP ALL	14,261,200	28,931,092

		47,146,863

UNITED KINGDOM — 1.6%
ASOS *	238,100	16,604,763

UNITED STATES — 56.1%

Communication Services — 8.8%
Alphabet, Cl A *	20,600	22,465,948
Alphabet, Cl C *	14,500	15,613,165
Facebook, Cl A *	138,500	21,022,915
Netflix *	113,700	34,312,386

		93,414,414

Consumer Discretionary — 14.7%
Amazon.com *	31,400	50,177,514
Booking Holdings *	14,900	27,931,242
Las Vegas Sands	319,400	16,298,982

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

Consumer Discretionary — (continued)
NIKE, Cl B	553,200	$41,512,128
Starbucks	355,000	20,685,850

		156,605,716

Financials — 3.4%
Charles Schwab	786,300	36,358,512

Health Care — 17.9%
ABIOMED *	31,500	10,747,800
Align Technology *	115,000	25,438,000
BioMarin Pharmaceutical *	189,300	17,447,781
Edwards Lifesciences *	285,100	42,080,760
Illumina *	119,700	37,244,655
Incyte *	321,659	20,849,937
Regeneron Pharmaceuticals *	68,700	23,305,788
Sarepta Therapeutics *	103,000	13,777,280

		190,892,001

Information Technology — 11.3%
Atlassian, Cl A *	312,400	23,714,284
Visa, Cl A	418,300	57,662,655
Workday, Cl A *	293,900	39,094,578

		120,471,517

		597,742,160

TOTAL COMMON STOCK (Cost $767,241,841)		1,043,125,279

TOTAL INVESTMENTS — 98.1% (Cost $767,241,841)		$1,043,125,279

Percentages are based on Net Assets of $1,063,615,368.
*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock
Belgium	$22,004,766	$—	$—	$22,004,766
Canada	26,593,875	—	—	26,593,875
China	77,277,285	—	—	77,277,285
Germany	15,858,691	—	—	15,858,691
India	117,574,914	—	—	117,574,914
Japan	57,227,864	—	—	57,227,864
Netherlands	49,558,229	—	—	49,558,229
South Africa	15,535,869	—	—	15,535,869
Thailand	47,146,863	—	—	47,146,863
United Kingdom	16,604,763	—	—	16,604,763
United States	597,742,160	—	—	597,742,160

Total Common Stock	1,043,125,279	—	—	1,043,125,279

Total Investments in Securities	$1,043,125,279	$—	$—	$1,043,125,279

Amounts designated as “—” are $0.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the year. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2018, there were transfers of $11,739,954 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $767,241,841)	$1,043,125,279
Cash	19,364,488
Receivable for Investment Securities Sold	1,710,180
Dividends and Interest Receivable	204,241
Receivable for Capital Shares Sold	191,128
Foreign Tax Reclaim Receivable	63,173
Prepaid Expenses	17,869

Total Assets	1,064,676,358

Liabilities:
Payable due to Investment Adviser	819,000
Payable due to Administrator	88,680
Accrued Foreign Capital Gains Tax on Appreciated Securities	41,060
Shareholder Servicing Fees Payable	6,188
Trustee Fees Payable	4,169
Payable for Capital Shares Redeemed	2,298
Chief Compliance Officer Fees Payable	2,147
Unrealized Depreciation on Spot Contracts	995
Other Accrued Expenses	96,453

Total Liabilities	1,060,990

Net Assets	$1,063,615,368

NET ASSETS CONSIST OF:
Paid-in-Capital	$724,301,656
Total Distributable Earnings	339,313,712

Net Assets	$1,063,615,368

Net Asset Value Per Share — Institutional Shares ($1,051,354,739 ÷ 43,513,887 shares)*	$24.16

Net Asset Value Per Share — Investor Shares ($12,260,629 ÷ 514,170 shares)*	$23.85

* Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND FOR THE YEAR ENDED OCTOBER 31, 2018

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$5,749,053
Interest Income	436,923
Less: Foreign Taxes Withheld	(237,188)

Total Investment Income	5,948,788

Expenses
Investment Advisory Fees	10,981,960
Administration Fees	1,154,402
Shareholder Servicing Fees - Investor Class	21,978
Trustees’ Fees	17,711
Chief Compliance Officer Fees	5,830
Custodian Fees	131,931
Transfer Agent Fees	108,879
Registration Fees	41,073
Legal Fees	31,500
Audit Fees	25,428
Printing Fees	22,398
Insurance and Other Expenses	43,228

Total Expenses	12,586,318

Less:
Fees Paid Indirectly	(234)

Net Expenses	12,586,084

Net Investment Loss	(6,637,296)

Net Realized Gain (Loss) on:
Investments	155,067,194
Foreign Currency Transactions	17,041

Net Realized Gain	155,084,235

Net Change in Unrealized Appreciation (Depreciation) on:
Investments(1)	(126,466,883)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,628)
Foreign Capital Gains Tax on Appreciated Securities	274,220

Net Change in Unrealized Depreciation	(126,194,291)

Net Gain on Investments and Foreign Currency Transactions	28,889,944

Net Increase in Net Assets Resulting from Operations	$22,252,648

(1)	Includes realized gains of $49,260,881 due to In-Kind redemptions (see Note 11).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2018	2017
Operations:
Net Investment Loss	$(6,637,296)	$(4,412,256)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(3)	155,084,235	5,925,039
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	(126,194,291)	283,864,634

Net Increase in Net Assets Resulting from Operations	22,252,648	285,377,417

Distributions(1)
Institutional	(5,150,178)	—
Investor	(20,965)	—

Total Distributions	(5,171,143)	—

Capital Share Transactions:
Institutional Shares
Issued	155,786,810	126,423,476
Reinvestment of Distributions	4,891,876	—
Redemption Fees (see Note 2)	100,348	1,517
Redeemed(4)	(350,197,017)	(179,435,438)

Net Institutional Share Transactions	(189,417,983)	(53,010,445)

Capital Share Transactions:
Investor Shares
Issued	7,025,772	1,607,338
Reinvestment of Distributions	20,368	—
Redemption Fees (see Note 2)	2,306	—
Redeemed	(2,831,108)	(1,291,417)

Net Investor Share Transactions	4,217,338	315,921

Net Decrease in Net Assets from Share Transactions	(185,200,645)	(52,694,524)

Total Increase (Decrease) in Net Assets	(168,119,140)	232,682,893

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2018	2017
Net Assets:
Beginning of Year(2)	1,231,734,508	999,051,615

End of Year(2)	$1,063,615,368	$1,231,734,508

Shares Transactions:
Institutional Shares
Issued	6,076,289	6,017,604
Reinvestment of Distributions	197,732	—
Redeemed(4)	(13,386,487)	(8,594,436)

Net Institutional Share Transactions	(7,112,466)	(2,576,832)

Shares Transactions:
Investor Shares
Issued	266,361	73,711
Reinvestment of Distributions	833	—
Redeemed	(108,808)	(67,325)

Net Investor Share Transactions	158,386	6,386

Net Decrease in Shares Outstanding	(6,954,080)	(2,570,446)

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 12).

(2)	Includes Accumulated Net Investment Loss of $(12,800,147) in 2017. The Securities Exchange Commission eliminated the requirement to disclose Accumulated Net Investment Loss in 2018.

(3)	Includes realized gains due to an In-Kind redemption (see Note 11).

(4)	Includes redemptions as a result of an In-Kind redemption (see Note 11).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year

	Institutional
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$24.16	$18.66	$17.84	$18.24	$16.96

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.13)	(0.08)	(0.06)	(0.05)	(0.03)
Net Realized and Unrealized Gain	0.23	5.58	0.88	—*	1.61

Total Income (Loss) from Investment Operations	0.10	5.50	0.82	(0.05)	1.58

Dividends and Distributions from:
Net Investment Income	(0.10)	—	—	(0.09)	—
Net Realized Gains	—	—	—	(0.26)	(0.30)

Total Dividends and Distributions	(0.10)	—	—	(0.35)	(0.30)

Redemption Fees^	—	—	—	—	—

Net Asset Value, End of Year	$24.16	$24.16	$18.66	$17.84	$18.24

Total Return††	0.41%	29.47%	4.60%	(0.28)%	9.49%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,051,355	$1,223,251	$992,602	$926,086	$472,080
Ratio of Expenses to Average Net Assets	0.97%	0.98%	0.99%	1.03%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.97%	0.98%	0.99%	1.03%	1.13%
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.40)%	(0.32)%	(0.28)%	(0.16)%
Portfolio Turnover Rate	25%	24%	20%	18%	24%

^	See Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

*

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

†	Per share calculations were performed using average shares for the period.
††

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year

	Investor
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$23.85	$18.46	$17.69	$18.09	$16.87

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.19)	(0.14)	(0.10)	(0.10)	(0.07)
Net Realized and Unrealized Gain	0.24	5.53	0.87	—*	1.59

Total Income (Loss) from Investment Operations	0.05	5.39	0.77	(0.10)	1.52

Dividends and Distributions from:
Net Investment Income	(0.06)	—	—	(0.04)	—
Net Realized Gains	—	—	—	(0.26)	(0.30)

Total Dividends and Distributions	(0.06)	—	—	(0.30)	(0.30)

Redemption Fees^	0.01	—	—	—	—

Net Asset Value, End of Year	$23.85	$23.85	$18.46	$17.69	$18.09

Total Return††	0.23%	29.20%	4.35%	(0.56)%	9.16%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$12,260	$8,484	$6,450	$6,053	$8,210
Ratio of Expenses to Average Net Assets	1.17%	1.23%	1.24%	1.29%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%	1.23%	1.24%	1.29%	1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%	(0.66)%	(0.57)%	(0.57)%	(0.41)%
Portfolio Turnover Rate	25%	24%	20%	18%	24%

^	See Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

*

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

†	Per share calculations were performed using average shares for the period.
††

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 54 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If applicable, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Fund Services (the “Administrator”) monitors price movements among certain selected indices, securities

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2018, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2018, the Institutional Shares had $100,348 of redemption fees and the Investor Shares had $2,306 of redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2018, the Fund paid $1,154,402 for these services.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services. For the year ended October 31, 2018, the Investor Shares incurred 0.20% of average daily net assets or $21,978 of shareholder servicing fees.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2018, the Fund earned cash management credits of $234 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of October 31, 2018, there were no previously waived and reimbursed fees that are subject to recapture.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

6.	Investment Transactions:

For the year ended October 31, 2018, the Fund made purchases of $318,364,534 and sales of $498,673,937 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss), redemptions in-kind, reclass of distribution, net operating losses and gains on passive foreign investment companies (“PFIC”) have been reclassified to (from) the following accounts:

Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$53,217,209	$8,892,333	$(62,109,542)

These reclassifications had no impact on the net assets or net asset values per share of the Fund.

As of October 31, 2018, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$85,190,635
Unrealized Appreciation	259,731,622
Current Year Late-Year Loss Deferral	(5,608,627)
Other Temporary Differences	82

Total Net Distributable Earnings	$339,313,712

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

For Federal income tax purposes, the cost of securities owned at October 31, 2018, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2018, the Fund had no carryforward capital losses.

During the fiscal year ended October 31, 2018, the Fund utilized capital loss carryforwards of $6,520,996 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	`Net Unrealized Appreciation
$783,351,500	$314,456,573	$(54,724,949)	$259,731,624

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk — To the extent that the Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

than the value of shares of a mutual fund that invests in a broader range of sectors.

10.	Other:

At October 31, 2018, 46% of Institutional Shares outstanding were held by two shareholders of record and 92% of Investors Shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders. 92% of Investor Shares outstanding were held by an affiliate of the Adviser.

11.	In-Kind Transactions:

During the fiscal year ended October 31, 2018, the Fund redeemed shares of beneficial interest in exchange for securities and cash. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Institutional Shares Redeemed	Cash	Securities Value	Realized Gain
05/31/2018	4,822,939	$19,596,363	$110,285,372	$49,260,881

12.	Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

13.	New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

14.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sands Capital Global Growth Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sands Capital Management, LLC investment companies since 2010.

Philadelphia, Pennsylvania

December 28, 2018

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$926.40	0.97%	$4.73
Investor Shares	1,000.00	925.90	1.17	5.68
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.30	0.97%	$4.96
Investor Shares	1,000.00	1,019.31	1.17	5.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES[3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.
INDEPENDENT TRUSTEES[4]
Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-625-3346. The following chart lists Trustees and Officers as of October 31, 2018.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1973)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

Other Directorships
Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

Other Directorships
Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Fund is designating the following items with regard to distributions paid during the year.

Qualifying
for Corporate
Long-Term	Ordinary		Dividends	Qualifying	U.S.	Interest	Short-Term
Capital Gain	Income	Total	Rec.	Dividend	Government	Related	Capital Gain
Distribution	Distribution	Distributions	Deduction(1)	Income(2)	Interest(3)	Dividend(4)	Dividends(5)
15.41%	84.59%	100.00%	54.58%	100.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Global Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2018

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	1,280,261,954	58,538,573	95.63%	4.37%
N. Jeffrey Klauder	1,292,711,736	46,088,791	96.56%	3.44%
Joseph T Grause, Jr.	1,279,204,698	59,595,829	95.55%	4.45%
Mitchell A. Johnson	1,260,036,047	78,764,480	94.12%	5.88%
Betty L. Krikorian	1,278,672,397	60,128,130	95.51%	4.49%
Bruce Speca	1,279,095,054	59,705,473	95.54%	4.46%
George J. Sullivan, Jr.	1,266,623,410	72,177,117	94.61%	5.39%
Tracie E. Ahern	1,298,017,704	40,782,823	96.95%	3.05%

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$936,860	None	None	$896,975	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$19,532(3)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(3)	Tax compliance services for Westwood Emerging Markets Fund.

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$170,000	None	None	$162,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$89,000(4)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(4)	Tax return preparation.

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$107,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $19,532 and $62,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $89,000 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.